UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 10, 2008
Kodiak Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-38558	65-0967706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

734 7th Avenue S.W. Calgary, AB T2P 3P8 Canada
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:	(403) 262-8044

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of September 10, 2008, the Board of Directors of Kodiak Energy, Inc. (the “Company”) amended Article II, Section 4 of the Company’s Bylaws regarding the determination of the record date for a meeting of stockholders.  The Bylaws previously required that the record date to determine stockholders entitled to vote at the meeting be the day before notice was sent to the stockholders.  The amendment to Article II, Section 4 allows the Board of Directors to fix, in advance, a record date, which is not less than 10 or more than 60 days before the date of a stockholder meeting.  A copy of the text of the amendment is attached as Exhibit 3.1 and is incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 – Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit	Name
Exhibit 3.1	First Amendment to Bylaws

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kodiak Energy, Inc.

Date: September 15, 2008
	By:	/s/ William S. Tighe
William S. Tighe
	Its:	Chief Executive Officer and President

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